Supplemental Cash Flow Information (Tables)	12 Months Ended
Dec. 31, 2013
Supplemental Cash Flow Information

The accompanying cash flows are included in cash flows from operating activities in the Statements of Cash Flows along with the activities resulting from management of the proceeds, which for the years ended December 31 are as follows:

($ in thousands)	2013	2012	2011
Net change in proceeds managed
Net change in short-term investments	$(2,838)	$1,325	$66,886

Operating cash flow (used) provided	$(2,838)	$1,325	$66,886

Net change in liabilities
Liabilities for collateral, beginning of year	$(59,772)	$(61,097)	$(127,983)
Liabilities for collateral, end of year	(62,610)	(59,772)	(61,097)

Operating cash flow provided (used)	$2,838	$(1,325)	$(66,886)